Exhibit 99.1

GameStop Announces Expiration and Final Results of the Exchange Offer and Consent Solicitation

GRAPEVINE, Texas, July 02, 2020 (GLOBE NEWSWIRE) — GameStop Corp. (NYSE: GME) (“GameStop” or the “Company”) today announced the expiration and final results for its previously announced offer to exchange (the “Exchange Offer”) any and all of its outstanding $414,600,000 aggregate principal amount of 6.75% Senior Notes due 2021 (the “Existing Notes”) for newly issued 10.00% Senior Secured Notes due 2023 (the “New Notes”) and related solicitation of consents (the “Consent Solicitation”) to certain proposed amendments (the “Proposed Amendments”) to the indenture governing the Existing Notes.

According to information provided by D.F. King & Co., Inc., the information agent for the Exchange Offer and the Consent Solicitation, the aggregate principal amount of the Existing Notes (as defined below) that were validly tendered and not validly withdrawn as of 11:59 p.m., New York City time, on July 1, 2020 (the Expiration Date of the Exchange Offer) was $216,422,000, or 52.20% of the outstanding aggregate principal amount of Existing Notes.

The settlement date of the Exchange Offer is expected to be July 6, 2020. On the settlement date, approximately $216,422,000 of New Notes are expected to be issued. As previously disclosed, the Company has received consents sufficient to approve the Proposed Amendments to the indenture governing the Existing Notes, and the Company and the trustee for the Existing Notes entered into a supplemental indenture, dated as of June 16, 2020, that gives effect to the Proposed Amendments. Such amendments to the indenture governing the Existing Notes will become operative upon the consummation of the Exchange Offer.

Available Documents and Other Details

The complete terms and conditions of the Exchange Offer and Consent Solicitation are set forth in the offering memorandum and consent solicitation statement, as amended (the “Offering Memorandum”). This press release is for informational purposes only and is neither an offer to sell nor a solicitation of an offer to participate in the Exchange Offer or purchase the New Notes nor a solicitation of any consents in the Consent Solicitation. The Exchange Offer and Consent Solicitation are only being made pursuant to, and this press release is qualified by reference to, the Offering Memorandum. The Exchange Offer is not being made to holders of Existing Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

The New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable securities laws and, unless so registered, the New Notes may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person, except pursuant to an exemption from the registration requirements thereof.

The Exchange and Information Agent for the Exchange Offer and Consent Solicitation is D.F. King & Co., Inc. and can be contacted by calling 866-829-0135 or emailing gamestop@dfking.com.

Cautionary Statement Regarding Forward-Looking Statements—Safe Harbor

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management’s current beliefs, views, estimates and expectations, including as to the Company’s industry, business strategy, goals and expectations concerning its market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information, including expectations as to future operating profit improvement. Such statements include without limitation those about the Company’s financial results, expectations and other statements that are not historical facts. Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions and results may differ materially from those reflected or described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those reflected or described in the forward-looking statements: macroeconomic pressures, including the effects of COVID-19 on consumer spending; the impact of the COVID-19 pandemic on the Company’s business and financial results; the economic, social and political conditions or civil unrest in the U.S. and certain international markets; the cyclicality of the video game industry; the Company’s dependence on the timely delivery of new and innovative products from its vendors; the impact of technological advances in the video game industry and related changes in consumer behavior on the Company’s sales; the Company’s ability to keep pace with changing industry technology and consumer preferences; the impact of international crises and trade restrictions and tariffs on the delivery of the Company’s products; the Company’s ability to obtain favorable terms from its suppliers; the international nature of the Company’s business; the Company’s dependence on sales during the holiday selling season; fluctuations in the Company’s results of operations from quarter to quarter; the Company’s ability to de-densify its global store base; the Company’s ability to renew or enter into new leases on favorable terms; the competitive nature of the Company’s industry; the Company’s ability to attract and retain executive officers and key personnel; the adequacy of the Company’s management information systems; the Company’s reliance on centralized facilities for refurbishment of its pre-owned products; the Company’s ability to react to trends in pop culture with regard to its sales of collectibles and our dependence on licensed products for a substantial portion of such sales; the Company’s ability to maintain security of its customer, employee or company information; potential harm to the Company’s reputation; the Company’s ability to maintain effective control over financial reporting; the Company’s vendors’ ability to provide marketing and merchandise support at historical levels; restrictions on the Company’s ability to purchase and sell pre-owned video games; potential decrease in popularity of certain types of video games; changes in the Company’s global tax rate; potential future litigation and other legal proceedings; changes in accounting rules and regulations; and the Company’s ability to comply with federal, state, local and international law. Additional factors that could cause our results to differ materially from those reflected or described in the forward-looking statements can be found in GameStop’s Annual Report on Form 10-K for the fiscal year ended February 1, 2020, the subsection entitled “Risks Related to Our Business” of Item 1A of which has been amended and restated in GameStop’s Current Report on Form 8-K filed as of June 5, 2020 and our other filings made from time to time with the SEC and available at the SEC’s Internet site at http://www.sec.gov or http://investor.GameStop.com. Forward-looking statements contained in this release speak only as of the date of this release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Contact:

GameStop Corp. Investor Relations

(817) 424-2001

investorrelations@gamestop.com

About GameStop

GameStop Corp., a Fortune 500 company headquartered in Grapevine, Texas, is the world’s largest video game retailer, operates approximately 5,300 stores across 14 countries, and offers the best selection of new and pre-owned video gaming consoles, accessories and video game titles, in both physical and digital formats. GameStop also offers fans a wide variety of POP! vinyl figures, collectibles, board games and more. Through GameStop’s unique buy-sell-trade program, gamers can trade in video game consoles, games, and accessories, as well as consumer electronics for cash or in-store credit. The company’s consumer product network also includes www.gamestop.com and Game Informer® magazine, the world’s leading print and digital video game publication. General information about GameStop Corp. can be obtained at the Company’s corporate website.